UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

Servotronics, Inc.

(Exact name of registrant as specified in its charter.)

Commission File Number: 001-07109

Delaware	16-0837866
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

1110 Maple Street

Elma, New York 14059-0300

(Address of principal executive offices, including zip code)

(716) 655-5990

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	SVT	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2020 Executive Officer Base Salaries

On May 13, 2020, the Board of Directors of Servotronics, Inc. (the “Company”), on the recommendation of the Compensation Committee approved annual base salaries for the Company’s executive officers effective as of March 1, 2020.

Name	Title	Base Salary
Kenneth D. Trbovich	Chief Executive Officer	$639,496
Lisa F. Bencel	Chief Financial Officer	$245,960
James C. Takacs	Chief Operating Officer	$220,740

Deferral of 2019 Executive Officer Bonuses

In light of recent COVID-19 (coronavirus) considerations, the Board of Directors, on the recommendation of the Compensation Committee, deferred the determination and payment of bonus amounts for the Company’s executive officers for the year ended December 31, 2019. 2019 bonus amounts will be reported in accordance with Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K when approved by the Board of Directors.

Deferral of Director Restricted Stock Awards

The Board of Directors also deferred the automatic annual restricted stock award to each Non-employee Director under the Company’s 2012 Long-Term Incentive Plan. The annual award consists of shares of the Company’s common stock with a value of $25,000 that is granted as of a director’s re-election to the Board. These awards are deferred until the August 2020 Board meeting unless further deferred by the Board of Directors.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders held on May 13, 2020, the shareholders of the Company (i) elected the five director nominees; and (ii) ratified the appointment of Freed Maxick CPAs, P.C. as the Company's independent registered public accounting firm for the 2020 fiscal year.

The results of the voting for the five director nominees were as follows:

Name	For	Withhold Authority	Broker Non-Votes
Jason T. Bear	1,194,278.7179	286,114.2821	435,292
Edward C. Cosgrove	920,099.9871	560,293.0129	435,292
Lucion P. Gygax	1,208,606.6301	271,786.3699	435,292
Christopher M. Marks	826,919.9200	653,472.0800	435,292
Kenneth D. Trbovich	1,306,164.0724	174,228.9276	435,292

The results of the voting for the ratification of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the 2020 fiscal year were as follows:

For	Against	Abstentions
1,871,157.2400	19,666.8601	24,860.8999

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2020

Servotronics, Inc.

By:	/s/Lisa F. Bencel, Chief Financial Officer
Lisa F. Bencel
Chief Financial Officer